Exhibit 99.1

PAGE | 1 Revolutionizing Solid Tumor Allogeneic Cell Therapy BioPharma October 2021 NASDAQ: KRBP

PAGE | 2 Forward Looking Statements This press release contains forward-looking statements that involve substantial risks and uncertainties. We make such forward-looking statements pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. All statements other than statements of historical facts are forward-looking statements. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements about: Our goals and strategies; our future business development, financial condition and results of operations; expected changes in our revenue, costs or expenditures; growth of and competition trends in our industry; our expectations regarding demand for, and market acceptance of, our products; future milestones and objectives, including scope and timing; growth and opportunity for CAR-T therapies including any potential growth related to the approval of solid tumor therapies; the efficacy of our products and approaches relative to alternatives; the ability of our chPD1 approach to enhance current commercial therapies and overall immune responses; the ability of Isocel to target solid tumors; the ability of Diamond Donor AI to identify the best targets, improve final products, or reduce development costs in our discovery efforts; our expectations regarding our relationships with investors, institutional funding partners and other parties we collaborate with; fluctuations in general economic and business conditions in the markets in which we operate; including those fluctuations caused by COVID-19; and relevant government policies and regulations relating to our industry. In some cases, you can identify forward-looking statements by terms such as “may,” “in coming years,” “could,” “by,” “if,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those risks described in our filings with the Securities and Exchange Commission (SEC), including those discussed in our annual report on Form 10-K for the year ended December 31, 2020, in our quarterly reports on Form 10-Q for any subsequent quarterly periods, and elsewhere in this press release. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. The forward-looking statements made in this report relate only to events or information as of the date on which the statements are made in this report. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

PAGE | 3 Contents The Opportunity for Gamma Delta T-Cell based therapy Introducing KIROMIC Product, Pipeline & Platform Overview R&D Labs and cGMP Production Facilities Overview Current Status and Path Forward Appendix

PAGE | 4 Kiromic Biopharma is an AI-driven, end-to-end CAR-T & gene therapy company, developing the first multi-indication allogeneic CAR-T cell therapy, that exploits the natural potency of Gamma Delta T-cells to target solid cancers

PAGE | 5 Discovery Development Manufacturing Kiromic’s Diamond AITM platform accelerates target discovery by sifting through billions of data points to identify cancer specific immunotherapy targets Key Driver AI & Computational science Kiromic utilizes proprietary gene editing tools, and innovative GDT transduction methodologies to develop novel therapies for solid tumors which are efficacious and cost effective Key Driver Proprietary Gene Editing In-House R&D labs, cGMP vivarium, and cGMP production facilities for vector and cell therapy manufacturing ensures rapid development with fast scale-up capabilities Key Driver Complete In House Manufacturing Kiromic’s End to End Approach to Next Generation Gene Therapy

PAGE | 6 Kiromic Focus Areas 1. Allogeneic, off-the-shelf, CAR-T Therapy -(Cells from healthy donors not ill patients) 2. Gamma Delta T-Cell Approach 3. Solid Cancers (~90% of all cancers1) 1American Cancer Society 2020 Cancer Facts & Figures; Leading sites of new cancer cases and deaths; epub.

PAGE | 7 Contents The Opportunity for Gamma Delta T-Cell based therapy Introducing KIROMIC Product, Pipeline & Platform Overview R&D Labs and cGMP Production Facilities Overview Current Status and Path Forward Appendix

PAGE | 8 1Global CAR T Cell Therapy Market To Reach US$ 7.7 Billion By 2028, Coherent Market Insights 2T-cell Therapy Market - Global Industry Analysis, Size, Share, Growth, Trends, and Forecast, 2019 – 2027, Transparency Market Research Global Car-T Cell Therapy Market by 20281 (USD) (Only Including blood cancer opportunity) $7.7 Billion 10X Potential Market Opportunity for Solid Malignancies2 KIROMIC’s Market Opportunity Significant upside opportunity for CAR-T Therapies in coming years, especially if solid tumor therapies are approved Greater than for blood cancers

PAGE | 9 A.I. Target Comparables CAR-T and CAR-NK $0.62 BLN IPO Sep 2018 $0.87 BLN IPO June 2019 $0.36 BLN IPO Jan 2020 $6.14 BLN IPO Nov 2013 $11.9 BLN GILD acqui. Post approval $9.0 BLN BMS acqui. End Phase 2 NASDAQ: KRBP Market Data as of 09/27/2021 - Yahoo Finance and SEC.GOV

PAGE | 10 Major Barriers Currently Restrict Mass Adoption of Traditional CAR-T Therapy for Cancer Treatment 1. Efficacy Cancer cells can begin to mutate resulting in ”antigen escape” which reduces the efficacy of CAR-T. The lack of available predictive biomarkers is also an issue which limits the development of new and effective cancer immunotherapeutics.1 3. Safety & Toxicity Current FDA approved CAR-T cell therapy products carry a high risk of side effects including the Cytokine Release Syndrome (CRS) and Immune Cell Associated Neurotoxicity Syndrome (ICANS).3 5. Manufacturing Challenges Traditional CAR-T cell manufacturing can range from 2-5 weeks. This can be an issue for late-stage cancer patients when timing is especially critical. Harvesting viable patient derived T-cells can also be a challenge for very sick patients. As traditional autologous CAR-T cell therapies are also specific to the patient, “mass” production is also not possible as each infusion is only for the patient themselves. 4. Development Lead Time Traditional development lead time for new immunotherapies usually take years, significant expert resources, and can cost over $1B in development expenditures.4 2. Cost Effectiveness Hospitals must charge $2-2.5M per treatment to avoid losing money with current autologous CAR-T cell treatments due to treatment related toxicities (the cost for Kymriah/Novartis alone is $475K per treatment with the additional costs secondary to inpatient treated toxicities).2 1Research and Markets; Immune Checkpoint Inhibitors Market. Feb 6, 2020;epub. 2Maziarz RT. CAR T-cell Therapy total cost can exceed $1.5M per treatment. Cell Therapy Next; May 29, 2019. 3American Cancer Society. CAR T-cell Therapy and Its Side Effects; epub. 4Burke CW. Why does immunotherapy cost so much?; Biospace; October 4, 2018;epub.

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11

KIROMIC

# The Kiromic Difference
## – Engineered Allogeneic Gamma Delta Based Therapies

### 1 Next Gen Allogeneic Therapy

**Allogeneic approach** results in simplified and efficient supply chain (vein-to-vein lead time) with improved product availability.

**Previous generation of autologous therapy** results in manufacturing challenges that made repeat dosing challenging

### 2 Multi Indication Solid Tumor Therapies

**Potential broad treatment** for solid malignancies that express Kiromic developed biomarkers such as Isomesothelin.

Solid tumors represent approx. 90% of new cancer cases[1]

### 3 Superior Safety[2-4]

**1. Minimal to no** Cytokine Release Syndrome (CRS)

**2. Minimal to no** Immune Cell Associated Neurotoxicity Syndrome (ICANS)

**3. Minimal Graft versus Host Disease (GvHD) therefore no compatibility issues** between donors and patients

### 4 Superior Efficacy[5]

**100% efficacy** in pre-Clinical animal models

**Addressed issues related to low efficacy :**

1. Suppressive Tumor micro-environment (TME)
2. T-Cell exhaustion and loss of efficacy

### 5 Inhouse Manufacturing

**1.No lead time** (Off-The-Shelf) vs up to 3-5 weeks for autologous CAR-T such as Kymriah[6]

**2. In-house cGMP manufacturing** (full control and vertical integration of manufacturing process) including:

a. Unique In-house Vector production
b. Cell therapy production

### 6 Lower Costs/ Greater Access[7]

**1.Outpatient treatment** means reduced hospitalization and other treatment related costs – hospitals struggle to break even if given in the inpatient setting

2. **Lower production cost –** competitor costs $373K and $475K per treatment for Yescarta and Kymriah respectively

[1]American Cancer Society 2020 Cancer Facts & Figures; Leading sites of new cancer cases and deaths; epub.
[2]Wang X, et al. Mesothelin isoform 2 is a novel target for allogeneic CAR gamma delta T cell therapy in solid tumors. AACR 2021;Abstract No. 1534
[3]Barber A, et al. Gamma delta T cells engineered with a chimeric PD-1 receptor effectively controls PD-L1 positive tumors in vitro and in vivo with minimal toxicities. AACR 2021; Abstract No.LB148
[4]Xu Y, et al. Allogeneic Vgamma9Vdelta2 T-cell immunotherapy exhibits promising clinical safety and prolongs the survival of patients with late-stage lung or liver cancer." Cell Mol Immunol 18(2):427-439.
[5]Parriott G, et al. T-cells expressing a chimeric-PD1-Dap10-CD3zeta receptor reduce tumour burden in multiple murine syngeneic models of solid cancer. Immunology 160(3):280-294.
[6]NPS Medicine;Consumer Medicine Information; epub
[7]Maziarz RT. CAR T-cell therapy total cost can exceed $1.5M per treatment. Cell Therapy Next; May 29, 2019.

PAGE 12

# The Kiromic Difference - Engineered Gamma Delta T Cells

## Engineered Gamma Delta delivers on critical factors compared to other CAR T/Chimeric approaches

Kiromic's engineered Gamma Delta (chPD1) approach has the potential to significantly enhance current commercial therapies by **minimizing side effects**, **expanding indications**, and reducing **manufacturing costs** compared to current CAR-T therapies

| | Autologous & Allogeneic CAR-T technology challenges | Autologous CAR-T | Allogeneic CAR-T | KIROMIC Allogeneic AI engineered GD CAR-T |
|---|---|---|---|---|
| **SAFETY** | Graft Versus Host Disease Risk(GvHD) | NA | - | + |
| | Cytokine Release Syndrome (CRS) | - | + | + |
| | Immune Cell Associated Neurotoxicity Syndrome (ICANS) | - | + | + |
| **EFFICACY** | Efficacy | + | + | + + [1] |
| | Indication | Blood cancers (<8% of cancers)[2] | Solid Tumors | Solid tumors (~90% of cancers)[2] |
| | T-Cell exhaustion | - | + | + + |
| | Tumor immunosuppressive microenvironment | - | + | + + |
| | Tumor specific antigens (Shedding) | - | - | + + |
| **MANUFACTURING** | Off-the-Shelf Product | N/A | + | + |
| | Cost of Manufacturing (per patient) | $$$ | $$ | $ |
| | Lead time (Auto vs off-the-shelf) | - | + | + |
| | Manufacturing success | - | + | + |
| **APPLICATION** | Market opportunity | $ | $$ | $$$ |
| | Cost of ancillary toxicity related treatments | $$$ | $$ | $ |
| | Treatment setting | Inpatient | Inpatient | **Outpatient** |

[1]Based upon Kiromic's pre-clinical animal models
[2]American Cancer Society 2020 Cancer Facts & Figures; Leading sites of new cancer cases and deaths; epub.

PAGE | 13 The Opportunity for Gamma Delta T-Cell based therapy Introducing KIROMIC Product, Pipeline & Platform Overview R&D Labs and cGMP Production Facilities Overview Current Status and Path Forward Appendix Contents

PAGE | 14 The Kiromic Difference - ALEXISTM Immunotherapy Platform (1/2) Kiromic’s engineered Gamma Delta T-Cell allogeneic approach 1Vaddepally RK, et al. Review of Indications of FDA Approved checkpoint inhibitors per NCCN guidelines with the level of evidence. Cancers; Mar 2020;12(3):738. PD-L1 receptor on patient’s tumor cell Kiromic’s engineered Gamma Delta T cell (chPD1) With Kiromic’s engineered Ch-Pd1 cell, after binding to tumor cell, the T-Cell natural cancer killing ability is activated, improving the ability of the T-cell to kill cancer cells 1. Kiromic ALEXISTM-PRO-1 (Procel TM) - Targeting PDL-1 Expression In Tumor Tissues ▪ Human T-cells are very effective natural cancer killers. Many cancer cells however can evade T-cell detection by developing PD-L1 receptors that “put the brakes” on the T-cell’s cancer killing abilities. That is why traditional T-Cell based therapies can be ineffective. ▪ Kiromic’s engineered Gamma Delta T-Cell (chPD1) approach seeks to introduce 2 key elements that have the potential to significantly enhance immune response. A. Blocks the ability of checkpoints like PD-L1 from inactivating a T-cell (similar to checkpoint inhibitors) B. Engineered gamma delta T-cells are now able to kill cancer cells with enhanced potency upon binding with the PD-L1 receptor. ▪ Since many solid tumors have a wide expression of PD-L11, this means that most solid cancers such as lung, melanoma, gastric, esophagus, colorectal, breast, prostate, liver, urothelial, renal, cervical, and head and neck can potentially now be effectively treated.

KIROMIC
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15

# The Kiromic Difference - ALEXIS™ Immunotherapy Platform (2/2)

First **A.I. engineered Allogeneic Gamma Delta CAR-T** cell therapy developed with **Diamond AI™**

## 2. Kiromic's ALEXIS™-ISO-1 (Isocel ™) - Targeting Isomesothelin Expression In Tumor Tissues

- **First A.I. engineered** gamma delta CAR-T cell therapy[1] developed with **Diamond AI™**
- Multiple solid tumors express the **Isoform of mesothelin - Isomesthelin**.[2]
- Kiromic's **ALEXIS™-ISO-1** cells target and destroy Isomesothelin expressing cancer cells.[3]
- This suggests **ALEXIS™-ISO-1** has the potential to be an immunotherapy that targets solid cancers including **Ovarian, Cervical, Mesothelioma, Ovarian, Endometrial, and Pancreatic cancers.**


Head & Neck
Esophageal
Mesothelioma
Lung
Melanoma
Gastric
Kidney
Pancreas
Colorectal
Prostate
Breast
Fallopian Tube
Ovarian
Cervical
Endometrial

**Fig.1** – Potential solid tumor cancers that the **Alexis™ platform** can potentially target with Kiromic's **Procel™ and Isocel™**

[1]Kiromic AACR 2021 presentation
[2]Unpublished Kiromic Biopharma data
[3]Wang X, et al. Mesothelin isoform 2 is a novel target for allogeneic CAR gamma delta T cell therapy in solid tumors. AACR 2021;Abstract No. 1534.

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16

# The Kiromic Difference - Diamond AI™ Target Discovery Platform

**Diamond AI™** target discovery platform powers innovation and significantly reduces development time and cost.


1
Diamond AI drives discovery by sifting through billions of data points to identify cancer specific immunotherapy targets
2
Diamond Donor AI and data mining models use demographics, cytometry data, and sequencing to identify the best targets – potentially improving the final product.
3
Diamond AI prediction and validation platform reduce development costs by seeking to eliminate targets that will ultimately fail laboratory analysis
Cancer Genome Atlas
Cancer Immune peptides Databases
Public Databases
R-Epitope
(Epitope Selection)
Cancer Splice
(Iso-form Selection and 3D Visualization)
Diamond AI™
iCloud
Isoform Target prediction
Target Validation
(Algorithm and wet lab Validation)
Cancer Candidates
Clinical Trials (Phase I)
<5yrs
4
Laboratory studies are then performed to confirm the validity of the AI selected target
5
Diamond Clinical AI models can be used to continually improve identification of patients mostly likely to respond to treatment

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# Kiromic's Engineered Gamma Delta Approach – Superior Efficacy

Kiromic's **engineered Gamma Delta** approach **(chPD1-GDT™)** is potentially **more efficacious** than non-engineered Gamma Delta Allogeneic approach.

## Tumor Cell Killing Effectiveness[1]

Kiromic's Engineered Gamma Delta Car-T **highly effective** in vivo NCI-H226 (Mesothelioma) 5M


gdT cells injection
Tumor volume (mm3)
1500
1000
500
0
0
10
20
30
40
Days after injection of tumor cells
Saline
gdT cells
chPD1-gdT cells

## Body Weight Comparison[1]

Kiromic's Engineered Gamma Delta Car-T showed to be safe with **no weight loss**


gdT cells injection
Weight (g)
25
24
23
22
21
0
10
20
30
40
Days after injection of tumor cells
Tumor-free mice
Saline
gdT cells
chPD1-gdT cells

**Figure 1,2 In vivo efficacy of chPD1 gdT cells**. The in vivo efficacy and tolerability of gd T cells (5 x $10^6$ cells) in athymic Balb/c Nude mice subcutaneously implanted with the PDL1+ cell line, NCI-H226 ($10^6$ cells). The dotted vertical line indicates the day when the gdT cells were administered (shday +15). Graphs ow the average A) tumor volumes and B) weights of 10 mice (Saline, gdT cells, chPD1 gdT cells), or 5 mice (tumor-free), +/- 95% C.I.

[1]Barber A, et al. Gamma delta T cells engineered with a chimeric PD-1 receptor effectively controls PD-L1 positive tumors in vitro and in vivo with minimal toxicities. AACR 2021; Abstract No.LB148.

PAGE 18

# Kiromic's Engineered Gamma Delta Approach– Superior Safety

Kiromic's **engineered Gamma Delta** approach **(chPD1-GDT™)** shown to be **safe** in animal testing

## Liver and Kidney Function Testing[1]

**Safe Liver and Kidney Function levels seen with Kiromic Engineered GD-T cells[1]**


AST
U/L
100
80
60
40
20
0
0
10
20
30
40
Days
ALT
U/L
60
40
20
0
Creatinine
mg/dL
0.8
0.6
0.4
0.2
0.0
Blood Urea Nitrogen (BUN)
mg/dL
15
10
5
0
Bilirubin
0.6
0.4
0.2
0.0
Uric Acid
5
4
3
2
1
0
No Treatment
Saline
gd T cells
chPD1 gd T cells

**Figure 1 - Serological tests of organ damage biomarkers.** Athymic Balb/c Nude mice subcutaneously implanted with NCI-H226 were treated iv with chPD1 gd T cells. Serum biomarkers were measured. Graphs show the means out of 5 mice per group, while error bars indicate standard deviations.

[1]Barber A, et al. Gamma delta T cells engineered with a chimeric PD-1 receptor effectively controls PD-L1 positive tumors in vitro and in vivo with minimal toxicities. AACR 2021; Abstract No.LB148.

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19

# Kiromic's Engineered Gamma Delta Approach – Superior Efficacy

Kiromic's **engineered Gamma Delta** approach is shown to be potentially more **efficacious** than non-engineered Gamma Delta Allogeneic approach.

## Tumor Cell Killing Effectiveness[1]

Kiromic's Engineered Gamma Delta Car-T **highly effective** in vivo NCI-H226 (Mesothelioma) 5M


gdT cells injection (day 15)
Tumor volume (mm3)
1500
1000
500
0
0
10
20
30
40
Days after injection of tumor cells
Saline
gdT cells
anti-IsoMLSN CAR-gdT cells

**Figure 1 In vivo efficacy of CAR gdT cells**. We tested *the in vivo* efficacy and tolerability of a high dose of gdT cell in Balb/c nude mice sub-cutaneously implanted with the IsoMSLN+ cell line, NCI-H226. 15 days after tumor cell implantation, mice with comparable tumor volumes were then divided into 3 groups (n=10 mice/group): i) injected with gdT cells, ii) injected with CAR gdT cells, iii) injected with saline solution. Tumor volumes and mice weight were measured daily for an additional 30 days. The dotted vertical line indicates the day when the gdT cells were administered. Graphs show the average values out of 10 mice (Saline, gdT cells, CAR gdT cells), or 5 mice (tumor-free), +/- 95% C.I.

## Body Weight Comparison[1]

Kiromic's Engineered Gamma Delta Car-T shown to be **safe with no weight loss**


gdT cells injection (day 15)
Weight (g)
25
24
23
22
21
0
10
20
30
40
Days after injection of tumor cells
Tumor-free mice
Saline
gdT cells
anti-IsoMSLN CAR-gdT cells

**Figure 2 Animal body weight and general health**. No adverse reactions were observed over the course of the study in the tumor-bearing mice treated with CAR- expressing human gamma delta T cells. Adverse reactions that were monitored included presence of labored breathing, ruffled fur, reduced appetite, lethargy, or hunched posture. Furthermore, the mice treated with CAR- expressing human gamma delta T cells did not experience any weight loss over the course of the study. Non-tumor bearing mice were also included as a healthy animal control. The dotted vertical line indicates the day when the gdT cells were administered. Graphs show the average values out of 10 mice (Saline, gdT cells, CAR gdT cells), or 5 mice (tumor-free), +/- 95% C.I.

[1]Xiao W., et al. Mesothelin isoform 2 is a novel target for allogenic CAR γδT cell therapy in solid tumors. AACR 2021; Abstract No. 1534

PAGE | 20 Kiromic’s Engineered Gamma Delta Approach – Superior safety Kiromic’s engineered Gamma Delta approach (AICAR-Iso-GDTTM) is shown to be safe with no CRS Figure 1-4 - Inflammatory cytokines in mice. The cytokines in panel were not significantly different in CAR gdT treated mice compared with untreated or non-transduced gdT cells treated mice. Inflammatory Cytokine Markers 1 No significant difference in inflammatory markers with engineered Gamma Delta T cells 1Xiao W., et al. Mesothelin isoform 2 is a novel target for allogenic CAR γδT cell therapy in solid tumors. AACR 2021; Abstract No. 1534

PAGE 21

# Kiromic's T-Cell Immunotherapy Pipeline

Kiromic has developed a robust pipeline of product candidates addressing **solid cancers** utilizing **engineered Gamma Delta** based therapy for potential **multi-indications** for cancer therapy. An **accelerated pathway** for a potential BLA submission by 2026 is also planned

| Program | Indication | Target | Discovery | Pre-Clinical | Phase I | Phase II |
|---|---|---|---|---|---|---|
| ALEXIS-PRO-1 Procel™ | **Solid Tumors:** Multi-Indication Dose Escalation PLUS Indication Specific Cohort Expansion | **PD-L1** | | | 2022<br>First in human, Allogeneic, off the shelf Gamma Delta T Cell Therapy | |
| ALEXIS™-ISO-1 Isocel™ | **Solid Tumors:** Multi-Indication Dose Escalation PLUS Indication Specific Cohort Expansion | **Isoform of Mesothelin** | | | 2023<br>First in human, Allogeneic, off the shelf Gamma Delta T Cell Therapy | *Potential Accelerated Path |

*Apart from the current path to market, Kiromic has developed a potential **accelerated clinical development plan** focussed on a one product one Indication approach, with the most promising and **rare indications** from upcoming basket trial. This will enable a potential **BLA submission by 2026**

PAGE | 22 Kiromic’s Upcoming Milestones* 1 Finalize Chemistry, Manufacturing and Control (CMC) Specifications Requested by FDA ▪ H1 2022 2 Submit Formal Request for FDA Type A Meeting ▪ H1 2022 - Addresses the clinical hold and will allow us to discuss path toward our first-in- human dosing. 3 Submit IND Amendment after Type A Meeting Feedback ▪ H2 2022 5 FDA Authorization to proceed and First In Human Dosing ▪ H2 2022 4 GMP 2 Manufacturing Construction Completed ▪ Start construction in Q4 2021 on second GMP Manufacturing Center ▪ Construction expected to be completed by H2 2022 *The milestones and timing of completion are based upon the company’s current expectations in consultation with its partners and vendors

PAGE | 23 The Opportunity for Gamma Delta T-Cell based therapy Introducing KIROMIC Product, Pipeline & Platform Overview R&D Labs and cGMP Production Facilities Overview Current Status and Path Forward Appendix Contents

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24

# Kiromic's Manufacturing Process Differentiator

Kiromic's proprietary manufacturing approach utilizes unique in-house processes that **maximizes yield** and delivers engineered T-Cells that are **significantly more potent** compared to competition. This results in a much lower quantity of engineered T-Cells needed per therapeutic dose further improving **cost effectiveness**.

Traditional Process

1. **Receiving** — Fresh Leukopak; Cell Separation
2. **Expansion** — Primary Expansion
3. **Depletion/ Purification** — TCR alpha beta depletion

**Kiromic's Unique Process**

4. **Transduction** — Retroviral Transduction
5. **Expansion** — Second Expansion
6. **Cryopreservation** — Cryopreservation


+IL-2
+IL-7
+Zoledronic acid

PAGE | 25 Contents The Opportunity for Gamma Delta T-Cell based therapy Introducing KIROMIC Product, Pipeline & Platform Overview R&D labs and cGMP production facilities Overview Current Status and Path Forward Appendix

PAGE 26

# Kiromic Summary

## Leading the Next Generation of A.I. Engineered Gamma Delta T-Cell Gene Therapy

1 **ALEXIS™-PRO-1 (Procel ™): Chimeric PD1 gamma delta T cell therapy (chPD1-GDT™)**
- Phase I clinical trial 2022: PD-L1 positive metastatic solid malignancies

2 **ALEXIS™-ISO-1 (Isocel ™): Artificial Intelligence (AI) guided target discovery CAR gamma delta T cell therapy** (i.e., Isoform of Mesothelin)
- Phase I clinical trial 2023: CAR-T therapy for Isomesothelin positive metastatic solid malignancies

3 **Healthy donor derived allogeneic off-the-shelf product**.

4 **In-House R&D labs, vivarium and cGMP production** facilities for vector and cell therapy manufacturing.

5 **Value drivers:**
- Large market opportunity with projected ~$7.7B Car-T cell therapy market (liquid tumors) and potential 10X increased opportunity with solid tumors. [1,2]
- Lower expected production, treatment and administration costs (outpatient versus inpatient)
- Lower expected toxicity profile
- Higher expected efficacy profile

[1]Global CAR T Cell Therapy Market To Reach US$ 7.7 Billion By 2028, Coherent Market Insights
[2]T-cell Therapy Market - Global Industry Analysis, Size, Share, Growth, Trends, and Forecast, 2019 – 2027, Transparency Market Research

PAGE | 27 Kiromic Management Team Gianluca Rotino CSIO, Director Michael Ryan PhD CBCRO Scott Dahlbeck MD, PharmD CMO Ignacio Nunez MSCHE, MBB COO CEO & Chairman Maurizio Chiriva- Internati DBSc, PhDs Texas Tech Univ Health Science Center Tiger Team Consulting University of TX Health Science Center Houston College of Pharmacy Dan Clark CPA, MBA CFO (interim)

PAGE | 28 Revolutionizing Solid Tumor Allogeneic Cell Therapy BioPharma For more information contact INV.REL@KIROMIC.COM